Deferred Revenue	12 Months Ended
Dec. 31, 2021
Deferred Revenue [Abstract]
Deferred Revenue

24. Deferred revenue

The subsidiaries of the Company have recognized the following deferred revenue:

	12/31/2021	12/31/2020
‘am/pm’ and Jet Oil franchising upfront fee (a)	420	814
Loyalty program “Km de Vantagens” (b)	5,205	15,424
Loyalty program “Clube Extrafarma” (b)	-	2,044
Total current	5,625	18,282

a. Franchising upfront fee

am/pm is the convenience stores chain of the Ipiranga service stations and on December 31, 2021 had 8 stores (unaudited) with initial deferred franchising upfront fee as the requirements for recognition in income have not yet been met (20 stores (unaudited) as of December 31, 2020). In 2021, 90 stores (unaudited) were opened in total (58 stores (unaudited) opened in 2020).

Jet Oil is the network specialized in oil changes and automotive services at Ipiranga gas stations and as of December 31, 2021, it had 8 stores (unaudited) opened with initial deferred franchise upfront fee as the requirements for recognition in income have not yet been met (4 stores (unaudited) as of December 31, 2020). In 2021, 45 stores (unaudited) were opened in total (45 stores (unaudited) opened in 2020).

For more information on the deferred income from the initial franchise fee see Note 2.a.

b. Loyalty programs

The loyalty program called KM de Vantagens under which registered customers are rewarded with points when they buy products in several partners, including the Ipiranga’s service station, was transferred to Abastece aí (www.abasteceai.com.br). The subsidiary IPP remains a partner in the program, offering cashback to its customers based on the limits negotiated under the terms of the partnership, where, after the customer meet the requirements for the right to the benefit, Abastece aí immediately credits the amount to the customer's virtual wallet and charges IPP, which reimburses Abastece aí and recognizes the same amount as reduction in sales. At the end of each year, the subsidiary IPP assesses the points available to its customers with the potential to become cashback in future years and recognizes such probability as deferred income.

Subsidiary Extrafarma has a loyalty program called Clube Extrafarma under which registered customers are rewarded with points when they buy products at its drugstore chain. The customers may exchange these points, during the period of six months, for discounts in products at its drugstore chain, recharge credit on a mobile phone, and prizes offered by partners Multiplus Fidelidade and Ipiranga, through Km de Vantagens. Points received by Extrafarma’s customers are recognized as a reduction of revenue from sales and services. On December 31, 2021, the balance in the amount of R$ 927 was reclassified to a liability held for sale.

Deferred revenue is estimated based on the fair value of the points granted, considering the value of the prizes and the expected redemption of these points. For more information on deferred revenue from loyalty program, see Note 2.a.